                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K/A
                                 CURRENT REPORT

                                   (Mark One)

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  --------------------------------------------

      Date of Report (Date of earliest event reported): December 17, 2001

                           Household Direct.com, Inc.
                 (Name of Small Business Issuer in its charter)

          Delaware                                              51-0388634
          --------                                              ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

                           HOUSEHOLD DIRECT.com, INC.

                                 3 Glen Road
                          SANDY HOOK, CONNECTICUT 06482

                    (Address of Principal Executive Offices)

                                 (203) 426-2312
                 (Issuer's Telephone Number Including Area Code)

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On December 17, 2001, the Company announced the acquisition of Eqtima LLC.

Business Description

Eqtima is a leading supplier of metrics-based  Employee Relationship  Management
(ERM) systems, specifically targeted for contact centers (staff centers handling customer support, telemarketing calls (inbound and outbound), technical support, etc.).  Eqtima's  ERM suite  (Value  Agent) of  products  is designed to empower agents,  analyize employee behavior  patterns,  automate  feedback,  and lay the groundwork for a performance-recognition business culture.

Eqtima's  strategy for 2002 is to penetrate the mainstream Work Force management
market  by  redefining  Work  Force   Management.   Work  Force   Management  is
historically  been nothing more than Forecasting and Scheduling.  This is a very limited  vision.  Eqtima expands the vision to encompass the whole life cycle of an agent's experience with the company.  Beyond just forecasting and scheduling, it includes agent development,  virtual supervision, and recognition/reward.  It sets the stage for a performance-based culture.

Eqtima's markets include North America, Asia, Europe, South America, and Africa.
We currently have customers in Africa and North America with  partnerships  that also include Asia.

Eqtima                                         1 Qtr    2 Qtr    3Qtr   4Qtr
Proforma Profit and Loss                        2002     2002    2002   2002

Revenue from Products                            278      952     652    863
Service Revenue                                   60       87      81     81
Maintenance and Service Agreements                --       --      13     10
Interest on Deposits                              --       --      --     --
                                               -----    -----     ---    ---
Total Revenue                                    338    1,039     746    954
 (Cost of Goods sold and Outsourcing)          (48)  (136)   (114)  (101)
Operating Expenses                             (444)  (586)   (635)  (747)
Investment Interest Income (Expenses)             --        3       5      5
                                                ----     ----     ---    ---
Income Before Tax                              (154)     320       2    111
                                                ----     ----     ---    ---
Cumulative Income Before Tax                   (154)   (123)   (121)  (10)
                                                ====     ====     ===    ===

Eqtima                                         1 Qtr    2 Qtr     3Qtr    4Qtr
Proforma Profit and Loss                        2003     2003     2003    2003

Revenue from Products                            823      934    1,073   1,238
Service Revenue                                  122      215      204     212
Maintenance and Service Agreements                28       95       65      53
Interest on Depoits                               --       --       --      --
                                               -----    -----      ---   -----
Total Revenue                                    972    1,244    1,341   1,503
 (Cost of Goods sold and Outsourcing)          (97)  (114)  (132) (152)
Operating Expenses                             (878)  (885)  (907) (986)
Investment Interest Income (Expenses)              7        6       10      16
                                                ----    -----    -----    ----
Income Before Tax                                  4      251      312     381
                                                ----     ----    -----    ----
Cumulative Income Before Tax                   (6)     244      556     937
                                                ====     ====     ====    ====

Eqtima                                         1 Qtr    2 Qtr     3Qtr     4Qtr
Proforma Profit and Loss                        2004     2004     2004     2004

Revenue from Products                          1,347    1,403     1,485   1,568
Service Revenue                                  253      272       294     315
Maintenance and Service Agreements                82       93       107     124
Interest on Deposits                              --       --        --      --
                                               -----    -----     -----   -----
Total Revenue                                  1,683    1,767     1,886   2,007
 (Cost of Goods sold and Outsourcing)         (165)  (171)   (181) (189)
Operating Expenses                            (1,049)  (1,040)   (1,053) (1,043)
Investment Interest Income (Expenses)             23       32        40      49
                                               -----    -----     -----   -----
Income Before Tax                                491      588       692     823
                                               -----    -----    -----    -----
Cumulative Income Before Tax                   1,429    2,016    2,708    3,531
                                                ====    =====    =====    =====

Identity of the Persons from which the Assets were Acquired

Individual Members List

None of the persons listed have a material relationship with HouseHold
Direct.com Officers or Directors.

                                 Member

                             Bob Balenger
                               Bryan Baker
                            Thorsten Belicke
                              Sandy Biggam

                                Jim Hall
                              Chuck Heindel

                              Bob Netzel

                             Kimberly Polak

                                Tom Rocca

                              Philip Samson

                               Brad Taylor
                               Joel Taylor

                                Tom Walsh

Date and Manner of Acquisition
December 17, 2001

Eqtima, LLC is a limited liability company duly organized,  validly existing and in good  standing  under  the laws of State of  Delaware,  with  full  power and authority,  and  with  all  licenses,  permits,  certifications,  registrations, approvals,  consents  and  franchises  necessary to own or lease and operate its properties and to conduct its business as presently  being  conducted.  Llcco is duly  qualified to do business  and is in good  standing,  in each  jurisdiction where the conduct of its business or the  ownership of its assets  requires such qualification.

HHD  desires to acquire  all of the issued and  outstanding  members  capital of
Eqtima in exchange for shares of the Common Stock,  $.001 par value, of HHD in a
"B" reorganization pursuant to the Internal Revenue Code; and the members desire to exchange their membership capital of Eqtima for shares of HHD stock.

Subject to the terms and conditions of the agreement the members  shall,  at the
Closing,  exchange all of the issued and  outstanding  membership  shares of the capital of Eqtima for shares of HHD stock as provided.

Initial Shares shall be and mean 1,000,000 shares of HHD Stock

All of the  shares  of HHD  Stock to be issued to the  Members  of  Eqtima,  LLC pursuant  to this  agreement  shall be  "restricted  securities"  and may not be transferred, sold, assigned, conveyed, mortgages, pledged or hypothecated except in accordance  with the applicable  provisions of the Securities Act of 1933 and the rules and regulations  promulgated thereunder by the Securities and Exchange
Commission;  provided  however that the Shareholders  shall, at the Closing,  be granted the registration rights with respect to the shares of HHD Stock acquired by the Members (reference Individual Member List above).

Nature and Amount of Consideration

In consideration  for the conveyance of the Eqtima Membership shares to HHD, HHD shall issue and deliver to the Members (as their  respective  interest may appear):

(A)  at the Closing (as defined) the Initial Shares (as defined)

(B)  within 90 days  following  the end of the First  Measuring  Period  (period commencing  on the Closing and  terminating  on December  31,  2002),  the First measuring  period Shares  (number of shares of HHD Stock  determined by dividing the First Measuring Period Income by the First Target Price)

(C)  within 90 days following the end of the Second Measuring Period (calendar year 2003), the Second Measuring Period Shares (number of shares of HHD
     Stock determined by dividing the Second Measuring Period Income by the
     Second target Price)

(D)  within 90 days following the end of the Third Measuring Period (calendar hear 2004), the Third Measuring Period Shares (number of shares of HHD
     Stock determined by dividing the Third Measuring Period Income by the Third
     Target Price)

All employees with the exception of Anton De Plessis (employment contract), and
Dave McLean (part-time employee without any specific employment agreement other than an agreement on his pay rate) are members of the LLC and are bound by the terms of the LLC agreement.

         Members:
                  Bryan Baker                        Joel Taylor
                  Thorsten Belicke                   Tom Rocca
                  Sandy Biggam                       Philip Sampson
                  Chuck Keindel                      Tom Walsh
                  Jim Hall

Description of Assets

1.   Exclusive  Marketing  Agreement for Value Agent (aka Call Center management
     System from Call Tech).

2.   Ownership of all enhancements and modifications to Value Agent

3.   Nine (9) computers with corresponding licensed software

4.   Furniture in office and corporate apartments

     Real Estate Titles or Leases; Insurance Policies

1.   Office lease with BC Tower

2.   Pending contract with SG Solutions in South Africa for on-going support and development of Agent Care and Value Agent (Value of contract is $30,000 per month  for 10  developers  with  bonus  of up to  $12,500  for  meeting  or exceeding deliverables and timeframes)

3.   Pending  contract with Ethos and IDC of South Africa for the acquisition of the intellectual  property  formerly known as Agent Care version 5.4.

4.   Undefined  commitment to adopt a profit-sharing plan for employees based on exceeding forecast by 20%

Financial Statements

Within 30 days of the date of the  acquisition  the  Shareholders of Eqtima will deliver to HouseHold Direct the audited financial  statement for the period from inception  through  October  31,  2001  prepared in  accordance  with  generally accepted  accounting  principals  applied on a  consistent  basis  including,  a statement of the results of operations  for the period ended October 31, 2001, a source and  application of funds and a balance sheet as of October 31, 2001. The financials of Eqtima will be consolidated  into the audited  year-end  financial statements of HouseHold Direct.

                          INDEPENDENT AUDITORS' REPORT

The Members
Eqtima, LLC

We have audited the  accompanying  balance sheets of Eqtima,  LLC (a development stage enterprise), as of October 31, 2001 and December 31, 2000, and the related statements of  operations,  members'  capital,  and cash flows for the ten month period  ended  October 31, 2001 and for the three month  period from  October 1,
2000 (date of inception) to December 31, 2000.  These  financial  statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards  require that we plan and perform the audit to obtain reasonable
assurance   about  weather  the  financial   statements  are  free  of  material
misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the financial  position of Eqtima,  LLC (a  development stage enterprise), as of October 31, 2001 and December 31, 2000, and the results of its  operations and its cash flows for the ten month period ended October 31,
2001 and for the three month period from October 1, 2000 (date of  inception) to
December 31, 2000, in conformity with generally accepted accounting principles.

Without  qualifying  our opinion,  we draw  attention to Note 1 in the financial statements.  The company has incurred  operating  losses of $891,496 to date and has an accumulated capital deficit of $125,196.  These factors, along with other matters  as  stated in Note 1,  raise  substantial  doubt  that  Eqtima,  LLC (a development stage enterprise) will be able to continue as a going concern.

/s/  Jessup Group, P.C.
December 19, 2001

                               AUDITED FINANCIALS

                                   EQTIMA, LLC
                        (a development stage enterprise)

                                 BALANCE SHEETS

                                               October 31,         December 31,
                                                  2001                 2000

                                      ASSETS

CURRENT ASSETS:
  Cash                                      $   61,052            $    13,575
  Accounts receivable                            6,250                    -0-
  Deposits                                       3,053                  1,400
                                               --------               --------

   Total current assets                         70,355                 14,975

PROPERTY AND EQUIPMENT - Net of
  Accumulated depreciation                      36,498                 14,480

OTHER ASSETS                                     2,171                  2,633
                                               -------                -------

TOTAL ASSETS                                $  109,024            $    32,088
                                               =======                =======

                         LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES:
  Accounts payable                          $   48,162            $     3,923
  Accrued liabilities                           46,058                 28,918
  Notes payable to bank                         75,000                    -0-
  Notes payable to third party                   5,000                175,000
  Notes payable to member                       60,000                    -0-
                                              --------               --------

TOTAL LIABILITIES                              234,220                207,841
                                              --------               --------

MEMBERS' CAPITAL:
     Total members' capital                  (125,196)              (175,753)
                                             ---------               --------

TOTAL LIABILITIES AND MEMBERS' CAPITAL      $  109,024            $    32,088
                                             =========               ========

     The  accompanying notes are an integral part of these financial statements.

                                   EQTIMA, LLC
                        (a development stage enterprise)

                            STATEMENTS OF OPERATIONS

                                                                       Total
                                                                       During
                                                                    Development
                                  Ten Months        Three Months       Stage
                                     Ended            Ended           Through
                                  October 31,       December 31,     October 31,
                                      2001            2000              2001

REVENUES:
  Product sales                  $    24,500         $    -0-        $    24,500

EXPENSES:
  Cost of sales                      117,560            2,574            120,134
  Marketing expenses                 401,559          123,995            525,554
  Administration and management      213,963           49,445            263,408
  Depreciation and amortization        5,363              539              5,902
  Interest                               998              -0-                998
                                     -------          -------            -------

     Total expenses                  739,443          176,553            915,996
                                     -------          -------            -------

NET LOSS                         $  (714,943)      $ (176,553)        $ (891,496)
                                    ========         ========           ========

The accompanying notes are an integral part of these financial statements.

                                   EQTIMA, LLC
                        (a development stage enterprise)

                            STATEMENTS OF CASH FLOWS
                                                                       Total
                                                                       During
                                                                    Development
                                       Ten Months    Three Months      Stage
                                         Ended          Ended         Through
                                       October 31,   December 31,    October 31,
                                          2001          2000            2001

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                          $ (714,943)      $ (176,553)     $ (891,496)
ADJUSTMENTS TO RECONCILE
     NET LOSS TO NET CASH USED
     IN OPERATING ACTIVITIES:
         Depreciation and amortization   5,363              539           5,902
         Increase in receivables      (6,250)             -0-        (6,250)
         Increase in deposits         (1,653)         (1,400)       (3,053)
         Increase (decrease) in:
           accounts payable             44,238            3,923          48,161
           accrued liabilities          17,140           28,918          46,058
                                       -------          -------         -------
TOTAL CASH USED
   IN OPERATING ACTIVITIES            (656,105)        (144,573)       (800,678)

INVESTING ACTIVITES
   Purchases of property and equipment(26,918)        (14,880)       (41,798)
   Investment in organizational costs      -0-         (2,772)       (2,772)
                                        ------          -------         -------
TOTAL INVESTING ACTIVITIES            (26,918)        (17,652)       (44,570)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in amount due to banks       75,000              -0-          75,000
  Increase (Decrease) in amount due
      to third party                  (170,000)         175,000           5,000
  Increase in amount due to members     60,000              -0-          60,000
  Partners' contributions              765,500              800         766,300
                                      --------          -------        --------
     NET CASH PROVIDED BY
            FINANCING ACTIVITIES       730,500          175,800         906,300
                                      --------          -------        --------

NET INCREASE (DECREASE) IN CASH         47,477           13,575          61,052

CASH AND CASH EQUIVALENTS:
  Beginning of period                   13,575              -0-             -0-
                                      --------          -------        --------
CASH AND CASH EQUIVALENTS:
  End of period...                 $    61,052     $     13,575      $   61,052
                                      ========          =======        ========

The accompanying notes are an integral part of these financial statements.

                                   EQTIMA, LLC
                        (a development stage enterprise)

                         STATEMENTS OF PARTNERS' CAPITAL

                                                                        Total
                                                                       During
                                                                     Development
                               Ten Months        Three Months           Stage
                                  Ended              Ended             Through
                               October 31,       December 31,        October 31,
                                   2001               2000               2001

CAPITAL CONTRIBUTIONS:
  Bryan Baker                  $  163,000          $      800        $  163,800
  Kent Bowen                      280,000                               280,000
  BCU                             310,000                               310,000
  Other employees                  12,500                                12,500
  Other investors                     -0-                 -0-               -0-
                                 --------               -----          --------

    Total capital contributions   765,500                 800           766,300

NET LOSS:
  Bryan Baker                    (271,150)           (176,553)         (447,703)
  Kent Bowen                     (148,734)                -0-          (148,734)
  BCU                            (169,299)                -0-          (169,299)
  Other employees                (114,958)                -0-          (114,958)
  Other investors                (10,802)                -0-          (10,802)
                                 --------             -------          --------

    Total Net Loss               (714,943)           (176,553)         (891,496)

TOTAL MEMBERS CAPITAL:
  Bryan Baker                    (108,150)           (175,753)         (283,903)
  Kent Bowen                      131,266                 -0-           131,266
  BCU                             140,701                 -0-           140,701
  Other employees                (102,458)                -0-          (102,458)
  Other investors                (10,802)                -0-          (10,802)
                                 --------            --------          --------

    Total members capital      $   50,557          $ (175,753)      $  (125,196)
                                 ========            ========          ========

The accompanying notes are an integral part of these financial statements.

                                   EQTIMA, LLC
                        (a development stage enterprise)

                          NOTES TO FINANCIAL STATEMENTS

(1) NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of the Company

In October of 2000,  Eqtima,  LLC  registered  a  certificate  of formation as a
Delaware Limited Liability Company.  Eqtima, LLC was formed to identify,  market and develop software products to support high volume, sophisticated, call center service organizations.

Bryan Baker  formed the company and was an initial  member if Eqtima,  LLC.  The company paid Intelligent  Contact  management Systems (ICMS) $172,562 to acquire the assets of ICMS and to reimburse  ICMS for certain  marketing and  production costs ICMS had incurred.  Concurrently  the company made a verbal agreement with
Call Tech, LLC, a software development company, to sell its products under terms similar to agreement  previously  made with ICMS.  Bryan Baker was also the sole owner of ICMS (a Delaware Corporation).

Going Concern

These financial  statements have been prepared on a "going concern" basis, which contemplates  the  realization of assets and the  settlement of liabilities  and commitments in the normal course of operations. There is substantial doubt about the  Company's  ability to  continue as a "going  concern"  based on the present financial position of Eqtima, LLC as described below.

Eqtima,  LLC has  incurred  operating  losses  of  $891,496  to date  and has an accumulated  capital  deficit of $125,196.  Eqtima,  LLC's  activities have been primarily financed through private placements of equity interests and short term financing arrangements. Eqtima, LLC may need to raise additional capital through the issuance of debt or additional equity security interests. This financing may not be  available  on terms  satisfactory  to Eqtima,  LLC,  if at all.  If this
financing  does  not  materialize,   realization  of  assets  and  discharge  of
liabilities are subject to significant uncertainty.

Basis of Presentation

The Company expects to emerge from its development stage by the end of 2002. The accompanying  financial  statements  have been  prepared on the accrual basis of accounting in conformity with generally  accepted  accounting  principles in the
United States.

Use of Estimates

The preparation of financial  statements in conformity  with generally  accepted accounting principles requires management to make estimates and assumptions that affect the reported  amounts of assets and  liabilities as well as disclosure of contingent  assets and  liabilities at the date of the financial  statements and the  reported  amounts of revenues  and expenses  during the  reporting  period.
Actual results could differ from those estimates.

Cash and Cash Equivalents

The company considers all highly liquid  investments  purchased with an original maturity of three months or less to be cash equivalents.

Other Assets

Other Assets consists of the unamortized amount of organizational costs.

Income Taxes

The company is taxed as a  partnership,  and Federal and state  income taxes are the direct  responsibility  of each partner.  Accordingly,  no income taxes have been recorded within the accompanying financial statements.

Revenue Recognition

The  company  derives its  revenues  from  software  licenses  and  professional services.  Revenues are  recognized  when products are shipped or when customers have accepted the products, depending on contractual terms. Service revenues are recognized as such  services are rendered.  Based on this policy the company has not recognized any revenue for two customers  software  installations at October
31, 2001 that are still subject to final customer acceptance. Such revenue will, if ever,  only be recorded after such  contractually  negotiated  acceptance and approval.

Segment Information

Statement  of  Financial   Accounting   Standards  No.  131  ("SFAS  No.  131"),
"Disclosures   about  Segment  of  an  Enterprise   and  Related   Information",
establishes  standards  for  reporting  financial  information  about  operating segments in annual  financial  statements  and  requires  reporting  of selected information  about  operating  segments in interim  financial  reports.  It also establishes  standards  for related  disclosures  about  products and  services, geographic areas and major customers. The company's operations for at this stage are a single  segment,  and  further  segmentation  under  SFAS  No.  131 is not required.

Research and Development

Costs  incurred in the  development  of new  software  products  are expensed as incurred until  technological  feasibility,  in the form of a working model, has been  established.  To date all company  developed  projects have been completed concurrent with the establishment of technological feasibility, and, accordingly all software  development  costs have been  charged to operating  expense in the accompanying financial statements.

Property and Equipment

Property and  equipment  are stated at cost,  net of  accumulated  depreciation.
Property  and  equipment  are  depreciated  on a  straight-line  basis  over the estimated useful lives of the assets, generally five to ten years.

Equity Based Compensation

Eqtima,  LLC has an  employee  option  plan,  which is referred to in the member agreement  as the "Option  Plan".  The  compensation  committee  has  reserved a certain  number  of  options  for each  employee  that they may be  eligible  to exercise  in the  future.  Once  each  year at the  employee's  evaluation,  the compensation  committee  releases  a certain  amount of options to be granted in lieu of salary, based on performance toward stated goals.

(2) RELATED PARTY TRANSACTIONS

Intelligent  Contact Management Company LLC (ICMS) is the predecessor of Eqtima,
LLC.  Eqtima,  LLC acquired the assets of ICMS effective  1/1/01.  At that time, both LLC's had a single member, Bryan Baker.

ICMS had arranged to resell and enhance software products developed and owned by
Call Tech,  LLC.  Eqtima retains  ownership of the  enhancements,  and Call Tech retains  ownership of the original  software.  The Call Tech  contract  includes language that gives them a right to cancel the contract if certain sales targets are not met,  and they  were not met in this  period.  At the time of audit  the contract  had not been revised or amended to transfer  the  licensing  rights to
Eqtima,  or to waive the  cancellation  provisions of the  contract.  Management expects the Call Tech contract to be executed in the near future.

A member and executive of Call Tech, LLC is also a member of Eqtima, LLC.

(3) PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and consist of the following:

                                                   October 31,      December 31,
                                                        2001             2000

Computer equipment                               $    24,353         $  12,068
Office furniture                                      17,446             2,813
                                                     -------           -------

Total                                                 41,799            14,881
Less accumulated depreciation                       (5,301)        (401)
                                                    --------         ---------
PROPERTY AND EQUIPMENT - Net of
  accumulated depreciation                       $    36,498         $  14,480
                                                    ========          ========

Depreciation  has been provided for on a straight-line  basis over the estimated useful lives of five to ten years.

(4) SHORT TERM DEBT
Short-term debt consists of the following:

          The Company secured a commercial revolving note in October 2001 with a
          $75,000 maximum limit,  secured by any property of the Company or it's member in the possession of the bank, and is further guaranteed by one of the  Company's  members.  The note is  payable  on  demand  with an interest  rate of 1.75% over prime which was 5.5% on October 31, 2001.
          The balance on this note was $75,000 on October 31, 2001.

          A loan from a third  party,  an  employee,  with no due  date,  and no stated interest,  of $5,000 in period ended October 31, 2001. Terms of repayment:  Employee  sold  shares of stock and  loaned  $5,000 to the
          Company.  The  Company has agreed to pay back the greater of $5,000 or the market value of the sold shares at the time of repayment.

          A loan from a third party of $175,000, with no due date, and no stated
          interest   rate,  in  period  ended   December  31,  2000.   Loan  was
          subsequently converted to membership interests in January 2001.

          A loan from a member,  no stated terms on the loan,  no due date.  The amount of the loan at October 31, 2001 is $60,000.

(5) COMMITMENTS AND CONTINGENCIES

          CALL TECH

          The Call Tech, LLC reseller  agreement giving ICMS, LLC rights to sell and enhance  Call Tech,  LLC product has not been  amended to transfer rights  to  Eqtima,  LLC.  In  addition,  cancellation  rights  in the agreement  have not been waived.  Neither ICMS,  LLC, nor Eqtima,  LLC have met the  conditions  of the  agreement  which would  nullify Call
          Tech, LLC's cancellation rights.  Management has a verbal agreement to transfer the agreement rights, for waiver of unmet conditions,  and to execute the agreements in writing.

          If the transfer and waiver to the agreement are not made,  Eqtima, LLC may not have  enforceable  contractual  rights to the Call  Tech,  LLC product.

          The agreement  between Call Tech and ICMS granted Call Tech an option, under certain  circumstances,  to convert its royalty interest to a 5%
          equity  position in ICMS. It is not clear how this  provision  will be treated  in  regards to an equity  position  in  Eqtima,  LLC under an assumption of the ICMS license agreement.

LEASE COMMITMENTS

The Company holds a lease with B.C. Tower, L.L.C. for office space. The lease is an 84-month  lease  commending  March 1, 2001. In addition to the Base Rent, the
Company is responsible for its  proportionate  share of electric,  gas and water services to the building (which is 1.72%), as well as janitorial services.

Following are the lease rates for the base rent over the life of the lease:

      Months                 PSE                    Monthly               Yearly

       1- 6                $ 8.00                   $2,123                     -
       7-12                $ 8.50                   $2,255                     -
      13-24                $ 9.00                   $2,388              $ 28,656
      25-36                $10.00                   $2,653              $ 31,840
      37-48                $12.00                   $3,184              $ 38,208
      49-60                $12.50                   $3,317              $ 39,800
      61-72                $13.00                   $3,449              $ 41,392
      73-84                $13.50                   $3,582              $ 42,984
                                                                         -------

        Total lease Commitment:                                         $249,148
                                                                         =======

(6) MEMBER EQUITY

          Eqtima  LLC  authorized   10,000,000   membership  interest  units  at
          inception in October  2000.  In January 2001  certain  employees  were granted  membership  interest for no value.  In February  2001 one new member was  granted  membership  units in exchange  for cash.  In July
          2001, the  compensation  committee  granted five employees  membership units,  in lieu  of  salary.  In  July  2001  three  existing  members purchased  additional  membership interests for cash. In September one existing member purchased additional membership interests for cash.

See the chart below for a summary of units, related contributions, and options outstanding.

                        October 31, 2001                    December 31, 2001

                                          Reserved                      Reserved
Name                Amount     Units     In option    Amount   Units   In option
                   Contrib.    Owned        Plan     Contrib.  Owned      Plan

Bryan Baker       $ 163,800   2,510,231          0    $ 800  2,088,500         0
Kent Bowen          280,000   1,376,923          0        0          0         0
BCU                 310,000   1,567,308          0        0          0         0
Other employees      12,500     918,078  2,395,000        0          0 2,223,000
Other Investors           0     150,000          0        0          0         0
                   --------   ---------  ---------      ---  --------- ---------

  Total           $ 766,300   6,522,540  2,395,000    $ 800  2,088,500 2,223,000
                   ========   =========  =========      ===  ========= =========

The  membership  agreement  gives one  member,  Battle  Creek  Unlimited  (BCU), preemptive rights to receive additional membership interests without cost to BCU in an amount necessary to allow BCU to maintain the same percentage  interest as described  in the  agreement.  This  preemptive  right will occur if the Company raises additional capital by issuing membership interests for cash consideration less than $0.26 per unit. Also, if the Board of Managers determines it is in the best interest of the Company to raise additional  capital by issuing  additional membership interests for a cash consideration equal to or greater than $0.26 per unit, BCU has first right to purchase those additional membership interests.

The membership  agreement gives two members permanent  positions on the Board of
Managers until such time as they are no longer members.  An exception exists for one of those  members in which their right to a permanent  position on the Board of Managers also terminates if all authorized  shares in the Company Option Plan are exercised.

 (7) SUBSEQUENT EVENTS

The Company has entered negotiations with the owners of intellectual property to purchase the property.  The purchase is contingent on terms  satisfactory to all parties, and on financing arrangements.

The Company has also  entered  negotiations  with a publicly  traded  company to become a wholly owned subsidiary of that company in exchange for an undetermined consideration.

SIGNATURES

Pursuant to the  requirements of Section 13 or 15(d) of the Securities  Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the  undersigned,  thereunto  duly  authorized,  in the City of
Southbury, State of Connecticut, on January 10, 2002.

BY:/s/__________________________